DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus New Jersey Municipal Money Market Fund, Inc. For its annual reporting period ended
January 31, 1996, your Fund produced a yield of 3.20% per share. Income dividends of approximately $.032 per share were paid during the period. Reinvesting these dividends and calculating the effect of compounding resulted in an effective yield of 3.25%.* These dividends were exempt from Federal and State of New Jersey personal income taxes, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
THE ECONOMY
    On January 31, 1996, the last day of the Fund's reporting period, the Federal Reserve Board once again lowered the Federal Funds rate another quarter of a point to 5.25%. The Federal Reserve also reduced the Discount Rate, the rate that the Fed charges banks for loans, to 5.0%. The reduction in interest rates was a continuation of the easing monetary policy of the Fed, a stance that has prevailed since last July.
    Mounting evidence that economic growth was indeed slowing, combined with favorable inflation reports, indicated that the threat of recession outweighed near-term worry of a resurgence in price inflation. The Consumer Price Index rose only 2.5% in 1995, the lowest rate in nearly a decade. It also marked the fifth consecutive year that the CPI was in the 3% or less range. The consumer sector of the economy was of increasing concern to economic policy makers. The consumer sector comprises two thirds of the nation's economic activity, and retail sales reports in December revealed the worst holiday season since the 1990-91 recession. Personal income growth remained sluggish. The Conference Board, an independent business group, reported that the Board's index of consumer confidence declined sharply in January as consumers worried about Federal budget negotiations and the recent flurry of layoff announcements by major corporations.
    Industrial production was only moderate. Output of the nation's factories crept up 0.1% in December. The annual rate of production slowed to 0.8% in the fourth quarter of 1995, compared with 3.2% for the previous three months. For the full calendar year, output rose 3.2%, little more than half the 5.9% rate in 1994.
    There were strong indications that inflation was under control. Until midyear 1995, fear of inflation was the overriding concern of the Federal Reserve. Now the focus seems to have shifted to actions designed to avoid recession. Since last July, the Fed has moved three times to lower interest rates. Should more signs of economic weakness emerge, it is likely that short-term interest rates will continue to be lowered.
MARKET ENVIRONMENT
    The short-term municipal market certainly is influenced by any Federal Reserve Board decision to lower interest rates; however, market technicals (i.e., supply/demand) were the overriding factor affecting the yields that prevailed throughout this period. By Fall 1995, rates on short-term issues had settled into a trading range. A steady interchange of variable rate demand notes (VRDNs) between corporate holders and municipal money market funds kept rates on these securities attractive, which resulted in an inverted yield curve (rates on shorter maturities were higher than rates on longer note issues) during most of the season. Despite the Fed's easing move in early December, its second rate reduction of the year, rates on VRDNs trended even higher toward year-end. That was a seasonal occurrence (as prior years have demonstrated) which reverses dramatically in January as cash returns to the money market arena. The "January effect" leads to a high increase in demand for VRDNs and, accordingly, a substantial yield drop on these issues as well. The unusually large asset inflows abated by late January, thereby lessening the high demand for VRDNs and serving to restore stability to short-term yields.
    In previous years, the impact on yield levels in January has been substantial-lower rates have been sustained through most of the month and into February. This year's drop in rates was less pronounced. We attribute this aberration to the unresolved issues surrounding tax reform. This uncertainty prompted remarketing agents to price VRDNs at more attractive yields, which, of course, enhanced your Fund's overall performance.
THE PORTFOLIO
    With the inverted yield curve, daily and weekly demand notes yielded moderately more than both commercial paper and longer-term notes through most of the period. Our investment strategy involved lengthening the portfolio's maturity, when possible, in order to lock in rates that we felt would outperform variable rate notes early in 1996.
    The commercial paper and one-year note markets provided the primary means for us to extend, while seeking to maintain a competitive yield. However, our success in achieving the desired average maturity was limited due to a scarcity of high quality New Jersey-exempt issues from which to choose. As a result, your Fund's current average maturity still leaves room to extend should a change in market or supply conditions warrant.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

  [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation

February 15, 1996
New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly. Income may be subject to state and local taxes for non-resident shareholders.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                                 JANUARY 31, 1996
                                                                                                    PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                         AMOUNT           VALUE
                                                                                                      _______         _______
NEW JERSEY-93.8%
Atlantic County, BAN 4.375%, 11/13/96.......................................                    $  18,375,000    $ 18,448,920
Atlantic County Improvement Authority, Revenue, VRDN
    (Aces Pooled Government Loan Program)
    2.85% (LOC; Hong Kong Shanghai Banking Corp.) (a,b).....................                         8,800,000      8,800,000
Burlington County, BAN 3.75%, 6/14/96.......................................                         25,500,000    25,525,876
Cherry Hill Township, BAN 3.49%, 3/13/96....................................                         24,169,000    24,170,307
Essex County Improvement Authority, Revenue, VRDN
    (Aces Pooled Government Loan Program) 2.90% (LOC; Sumitomo Bank) (a,b)..                         14,200,000    14,200,000
Hackensack, BAN 4%, 6/7/96..................................................                         7,949,000      7,955,906
Hudson County Improvement Authority, VRDN (Essential Purpose Pooled
    Government Loan) 3.10% (LOC; Hong Kong Shanghai Banking Corp.) (a,b)....                         49,040,000    49,040,000
Middlesex County, BAN 3.625%, 6/27/96.......................................                         19,400,000    19,401,392
Monmouth County Improvement Authority, Revenue, VRDN
    (Aces Pooled Government Loan Program)
    2.80% (LOC; Union Bank of Switzerland) (a,b)............................                         29,000,000    29,000,000
New Jersey Economic Development Authority:
    Revenue:
      Exempt Facility, CP (Keystone Project)
          3.50%, 4/10/96 (LOC; Union Bank of Switzerland) (b)...............                         15,500,000    15,500,000
      Thermal Energy Facilities (Thermal Energy Limited Partnership)
          3.70%, 4/30/96 (Escrowed in; U.S. Treasury Securities)............                         2,000,000      2,000,000
    VRDN:
      EDR:
          (Black Horse Pike Limited Project)
            3.60% (Corp. Guaranty; Household Finance Corp.) (a).............                         3,400,000      3,400,000
          (El Dorado Terminal) Refunding
            3.90%, Series A (Corp. Guaranty; Dow Chemical Co.) (a)..........                         13,700,000    13,700,000
          (Exit 8A Limited Partnership Project) 3.30% (LOC; Bank of Tokyo) (a,b)                     6,900,000      6,900,000
          (Hartz and Rex Associates) 3.225% (LOC; Bankers Trust) (a,b)......                         2,000,000      2,000,000
          (Merck and Co. Inc.) 3.60%, Series A (a)..........................                         1,000,000      1,000,000
          (White Horse Pike Limited Project)
            3.60% (Corp. Guaranty; Household Finance Corp.) (a).............                         7,600,000      7,600,000
      First Mortgage Gross Revenue
          (Franciscan Oaks Project) 3.15%, Series B (LOC; Bank of Scotland) (a,b)                    3,500,000      3,500,000
      Industrial and EDR
          (Marriott Corp. Project) 2.90% (LOC; National Westminster Bank) (a,b)                      17,000,000    17,000,000
      Manufacturing Facilities Revenue
          (Rennoc Corp. Project) 3.30% (LOC; National Bank of Philadelphia) (a,b)                     4,905,000     4,905,000
      PCR (Hoffman La Roche Project) 3.10% (LOC; Bankers Trust) (a,b).......                         20,000,000    20,000,000

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      JANUARY 31, 1996
                                                                                                      PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                     AMOUNT           VALUE
                                                                                                       _______        _______
NEW JERSEY (CONTINUED)
New Jersey Health Care Facilities Financing Authority, VRDN
    (Hospital Capital Asset Financing):
      2.90%, Series A (LOC; Chemical Bank) (a,b)............................                      $  10,200,000   $10,200,000
      2.90%, Series D (LOC; Chemical Bank) (a,b)............................                         21,000,000    21,000,000
New Jersey Sports and Exposition Authority, State Contract, VRDN
    2.85%, Series C (BPA; Industrial Bank of Japan and Insured; MBIA) (a)...                         31,000,000    31,000,000
New Jersey Transportation Trust Fund Authority, Refunding (Transportation
Systems):
    4.50%, Series B, 6/15/96................................................                         23,565,000    23,616,051
    5%, Series A, 6/15/96...................................................                         24,790,000    24,900,990
New Jersey Turnpike Authority, Turnpike Revenue, Refunding, VRDN
    2.80%, Series D (Insured; FGIC and LOC; Societe Generale) (a,b).........                         60,900,000    60,900,000
Passaic County, BAN 4.125%, 9/27/96.........................................                         21,000,000    21,024,958
Port Authority of New York and New Jersey:
    CP 3.40%, 2/16/96 (Liquidity Facility; Bank of Nova Scotia).............                         6,535,000      6,535,000
    VRDN:
      Certificates Partnership 3.20% (a)....................................                         5,688,000      5,688,000
      Special Obligation Revenue:
          (Third Installment) 3.15%, Series 3 (LOC; Deutsche Bank) (a,b)....                         22,900,000    22,900,000
          Versatile Structure Obligation:
            3.50%, Series 2 (LOC; Morgan Guaranty Trust Co.) (a,b)..........                         21,200,000    21,200,000
            3.55%, Series 3 (SBPA; Morgan Guaranty Trust Co.) (a)...........                         9,300,000      9,300,000
Salem County Industrial Pollution Control Financing Authority, Revenue, CP
    (Philadelphia Electric Co.)
    3.50%, Series A, 4/10/96 (LOC; Toronto Dominion Bank) (b)...............                         10,600,000    10,600,000
Woodbridge Township, BAN:
    3.69%, 7/3/96...........................................................                         20,000,000    20,001,180
    3.89%, 8/2/96...........................................................                         19,958,500    19,959,461
U.S. RELATED-6.2%
Commonwealth of Puerto Rico Government Development Bank, Refunding, VRDN
    2.85% (LOC; Credit Suisse) (a,b)........................................                         33,300,000    33,300,000
Commonwealth of Puerto Rico Highway and Transportation Authority,
    Highway Revenue, VRDN 2.85%, Series X (LOC: Landesbank,
    Swiss Bank Corp. and Union Bank of Switzerland) (a,b)...................                         6,700,000      6,700,000
                                                                                                                      _______
TOTAL INVESTMENTS (cost $642,873,041).......................................                                     $642,873,041
                                                                                                                      =======

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

SUMMARY OF ABBREVIATIONS
BAN           Bond Anticipation Notes                            MBIA    Municipal Bond Investors Assurance
BPA           Bond Purchase Agreement                                         Insurance Corporation
CP            Commercial Paper                                   PCR     Pollution Control Revenue
EDR           Economic Development Revenue                       SBPA    Standby Bond Purchase Agreement
FGIC          Financial Guaranty Insurance Company               VRDN    Variable Rate Demand Notes
LOC           Letter of Credit

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                 PERCENTAGE OF VALUE
_____                             _____                           __________                        ____________
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              75.9%
F2                                 VMIG2/MIG2, P2                 SP2, A2                            2.9
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                         6.9
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                     14.3
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b)  Secured by letters of credit. At January 31, 1996, 55.2% of the
    Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and government agencies.
    (c)  Fitch currently provides creditworthiness information for a limited number of investments.
    (d)  P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e)  Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f)  Securities which, while not rated by Fitch, Moody's or Standard &
    Poor's have been determined by the Fund's Board of Directors to be of comparable quality to those rated securities in which the Fund may invest.
    (g)  At January 31, 1996, the Fund had $165,740,041 (25.6% of net assets)
    invested in securities whose payment of principal and interest is dependent upon revenues generated from industry projects.



See notes to financial statements.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                      JANUARY 31, 1996
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                      $642,873,041
    Cash....................................................................                                           434,932
    Interest receivable.....................................................                                         4,695,302
    Prepaid expenses........................................................                                            78,813
                                                                                                                       _______
                                                                                                                   648,082,088
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                     $   290,126
    Accrued expenses and other liabilities..................................                         234,814           524,940
                                                                                                      ______            ______
NET ASSETS  ................................................................                                      $647,557,148
                                                                                                                       =======
REPRESENTED BY:
    Paid-in capital.........................................................                                      $647,715,556
    Accumulated net realized (loss) on investments..........................                                          (158,408)
                                                                                                                       _______
NET ASSETS at value applicable to 647,715,556 shares outstanding
    (2 billion shares of $.001 par value Common Stock authorized)...........                                      $647,557,148
                                                                                                                       =======
NET ASSET VALUE, offering and redemption price per share
    ($647,557,148 / 647,715,556 shares).....................................                                         $1.00
                                                                                                                       =======

STATEMENT OF OPERATIONS                                                                YEAR ENDED JANUARY 31, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $ 26,856,374
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $3,534,755
      Shareholder servicing costs-Note 2(b).................................                        756,506
      Custodian fees........................................................                         78,147
      Professional fees.....................................................                         73,035
      Directors' fees and expenses-Note 2(c)................................                         41,027
      Prospectus and shareholders' reports..................................                         30,890
      Registration fees.....................................................                          5,157
      Miscellaneous.........................................................                         24,746
                                                                                                      _____
          TOTAL EXPENSES....................................................                      4,544,263
      Less-reduction in management fee due to undertaking-Note 2(a).........                        390,745
                                                                                                      _____
          NET EXPENSES......................................................                                          4,153,518
                                                                                                                        _______
INVESTMENT INCOME-NET.......................................................                                         22,702,856
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                                           (105,913)
                                                                                                                        _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $ 22,596,943
                                                                                                                       =======


See notes to financial statements.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                            YEAR ENDED JANUARY 31,
                                                                                    ______________________________________
                                                                                         1995                           1996
                                                                                      _________                       _________
OPERATIONS:
    Investment income-net.............................................          $    19,580,377               $      22,702,856
    Net realized (loss) on investments................................                  (49,213)                       (105,913)
                                                                                      _________                       _________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............               19,531,164                      22,596,943
                                                                                      _________                       _________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net.............................................             (19,580,377)                     (22,702,856)
                                                                                      _________                       _________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.....................................             1,408,301,004                  1,018,590,073
    Dividends reinvested..............................................                17,751,331                     20,668,702
    Cost of shares redeemed...........................................            (1,431,326,369)                (1,164,508,518)
                                                                                      _________                       _________
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS........                (5,274,034)                  (125,249,743)
                                                                                      _________                       _________
          TOTAL (DECREASE) IN NET ASSETS..............................                (5,323,247)                  (125,355,656)
NET ASSETS:
    Beginning of year.................................................               778,236,051                    772,912,804
                                                                                      _________                       _________
    End of year.......................................................          $    772,912,804                  $ 647,557,148
                                                                                     ==========                       =========



See notes to financial statements.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                         YEAR ENDED JANUARY 31,
                                                              ______________________________________________________________
PER SHARE DATA:                                     1992          1993             1994            1995            1996
                                                    ____           ____            ____            ____            ____
    Net asset value, beginning of year..........$   1.00       $   1.00        $   1.00        $   1.00        $   1.00
                                                    ____           ____            ____            ____            ____
    INVESTMENT OPERATIONS;
    Investment income-net........................   .042           .027            .021            .025            .032
                                                    ____           ____            ____            ____            ____
    DISTRIBUTIONS;
    Dividends from investment income-net.........  (.042)         (.027)          (.021)          (.025)          (.032)
                                                    ____           ____            ____            ____            ____
    Net asset value, end of year............... $   1.00       $   1.00        $   1.00        $   1.00        $   1.00
                                                    ____           ____            ____            ____            ____
                                                    ____           ____            ____            ____            ____
TOTAL INVESTMENT RETURN..........................   4.22%         2.68%           2.12%           2.55%           3.25%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......    .17%          .32%            .35%            .42%            .59%
    Ratio of net investment income to average
      net assets.................................   4.14%         2.65%           2.10%           2.52%           3.21%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........    .45%          .32%            .30%            .22%            .06%
    Net Assets, end of year (000's Omitted)......$823,739      $781,600        $778,236        $772,913        $647,557





See notes to financial statements.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New Jersey Municipal Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide an investor with as high a level of current income exempt from Federal and New Jersey income taxes consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $158,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1996. If not applied, $900 of the carryover expires in fiscal 2000, $2,300 expires in fiscal 2002, $39,800 expires in fiscal 2003 and $115,000 expires in fiscal 2004.
    At January 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. However, the Manager had undertaken, from February 1, 1995 through July 20, 1995 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses exceeded specified annual percentages of the Fund's average daily net assets. The reduction in the management fee, pursuant to the undertaking, amounted to $390,745 for the year ended January 31, 1996.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $41,005 for the period from December 1, 1995 through January 31, 1996.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended January 31, 1996, the Fund was charged an aggregate of $306,123 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Money Market Fund, Inc., including the statement of investments, as of January 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Municipal Money Market Fund, Inc. at January 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst and Young LLP signature logo]
New York, New York
March 4, 1996

IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended January 31, 1996 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).


[Dreyfus lion "d" logo]
DREYFUS NEW JERSEY
MUNICIPAL MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           758AR9601
[Dreyfus logo]
New Jersey
Municipal
Money Market
Fund, Inc.
Annual Report
January 31, 1996